               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 7, 2000


                                SCORE ONE, INC.
            (Exact name of registrant as specified in its charter)

          Nevada                       000-26717                88-0409164
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification Number)

                           Blk. 2, Flat 6, 3rd Floor
                          Tak Fung Industrial Centre
                              166-176 Texaco Road
                             Tsuen Wan, Hong Kong
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  011-852-2406-8978

ITEM 7. FINANCIAL STATEMENTS.

          (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              Filed herewith are the financial statements required by this item.

Advanced Technology International Holdings Limited

Consolidated Balance Sheets
     (Unaudited)


                                     For the period ended   For the period ended
         (US$)                            31-May-99               29-Feb-00

ASSETS
 Current
    Assets
    Cash and Cash Equivalents                  77,441               (38,220)
    Accounts Receivable                     3,612,140             5,281,740
    Inventories                               613,570             1,301,143
    Other Receivables,
    Prepayments and Deposits                   78,074
                                         ------------          ------------
    Total Current Assets                    4,381,225             6,544,793

 Fixed Assets                               2,588,035             2,735,702
                                         ------------          ------------

TOTAL ASSETS                                6,969,260             9,280,492
                                         ============          ============

LIABILITIES AND SHAREHOLDERS' EQUITY
 Current Liabilities
    Accounts Payable                        1,588,438             2,904,788
    Other Payables and                        280,346               252,144
     Accrued Expenses
    Due to Directors                        1,674,742               420,700
    Taxation                                        -               173,161
                                         ------------          ------------
 Total Current Liabilities                  3,543,526             3,750,793
 Long Term Liabilities
    Note Payable to the
    Shareholder                             1,290,323             1,290,323
 Deferred Taxation                              8,661               172,516
                                         ------------          ------------
 Total Long Term Liabilities                1,298,984             1,462,839

TOTAL LIABILITIES                           4,842,510             5,213,632

SHAREHOLDERS' EQUITY
    Share Capital                               1,006                 1,006
    Reserve                                 2,125,743             4,065,854
                                         ------------          ------------
Total Shareholders' Equity                  2,126,750             4,066,860

TOTAL LIABILITIES &
 SHAREHOLDERS' EQUITY                       6,969,260             9,280,492
                                         ============          ============

          Consolidated Income Statements

     (Unaudited)


                             For the 5-month Period     For the 8-month Period
(US$)                        1 Jan 99 to 31 May 99      1 Jun 99 to 29 Feb 00

Revenue                              8,527,946                 17,473,074
   Cost of Sales                    (6,085,406)               (13,887,309)
                                --------------            ---------------

Gross Profit                         2,442,540                  3,585,765

Other Income                            16,860                     13,046

Operating Expenses                    (333,657)                  (553,851)
                                --------------            ---------------

Income before Tax                    2,125,743                  3,044,960
   Tax                                       -                   (345,677)
                                --------------            ---------------

Net Income                           2,125,743                  2,699,283
                                ==============            ===============

                         Report of Independent Auditors



To the Board of Directors of
Advanced Technology International Holdings Limited
(Formerly known as Modern Frame International Limited)


We have audited the accompanying consolidated balance sheets of Advanced Technology International Holdings Limited as of December 31, 1998 and December 31, 1999, and the related consolidated statements of operations, stockholder's equity and cash flows for the period from inception to December 31, 1998 and the twelve months ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Advanced Technology International Holdings Limited as of December 31, 1998 and December 31, 1999 and the consolidated results of its operations and cash flows for the period from inception to December 31, 1998 and the twelve months ended December 31, 1999, in conformity with generally accepted accounting principles in the United States of America.



/s/ BDO International

BDO International
Certified Public Accountants

Hong Kong,
May 16, 2000

               Advanced Technology International Holdings Limited
             (Formerly known as Modern Frame International Limited)
                   Index To Consolidated Financial Statements


                                                                  Pages

Report of Independent Auditors                                        5

Consolidated Balance Sheets                                           7

Consolidated Statements of Operations                                 8

Consolidated Statements of Stockholder's Equity                       9

Consolidated Statements of Cash Flows                                10

Notes to Consolidated Financial Statements                           11

               Advanced Technology International Holdings Limited

             (Formerly known as Modern Frame International Limited)

                          Consolidated Balance Sheets

(Expressed in US Dollars)

                                                               December 31,         December 31,
                                                                   1998                 1999
                                                              ---------------      ---------------
ASSETS

Current assets
  Cash and cash equivalents                                   $         1,000      $       114,171
  Accounts receivable (Note 3)                                              -            3,236,703
  Other receivables, deposits and prepayments (Note 4)                      -              428,945
  Inventories (Note 5)                                                      -              591,653
  Amount due from the stockholder (Note 9)                                  -              394,441
                                                              ---------------      ---------------
  Total current assets                                                  1,000            4,765,913

Plant and equipment, net (Note 6)                                           -            2,711,271
                                                              ---------------      ---------------
Total assets                                                  $         1,000      $     7,477,184
                                                              ===============      ===============

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities
  Accounts payable                                            $             -      $     1,835,045
  Other payables and accrued expenses                                       -               52,305
  Income taxes payable (Note 7)                                             -              173,161
  Dividends payable                                                         -              759,172
                                                              ---------------      ---------------
  Total current liabilities                                                 -            2,819,683

Long term liabilities
  Note payable to the stockholder (Note 9)                                  -            1,290,323
  Deferred income taxes (Note 7)                                            -              172,517
                                                              ---------------      ---------------
  Total long term liabilities                                               -            1,462,840
                                                              ---------------      ---------------
Total liabilities                                                           -            4,282,523
                                                              ---------------      ---------------

Commitments and Contingencies (Note 8)

Stockholder's equity
  Common stock, par value $1 per share;
    50,000 shares authorized; 1,000 shares
    issued and outstanding                                              1,000                1,000
  Retained earnings                                                         -            3,193,661
                                                              ---------------      ---------------
  Total stockholder's equity                                                -            3,194,661
                                                              ---------------      ---------------
Total liabilities and stockholder's equity                    $         1,000      $     7,477,184
                                                              ===============      ===============


See accompanying summary of accounting policies and notes to consolidated financial statements.

               Advanced Technology International Holdings Limited

             (Formerly known as Modern Frame International Limited)

                     Consolidated Statements of Operations


(Expressed in US Dollars)

                                                    From                 Twelve
                                                inception to          months ended
                                                December 31,          December 31,
                                                   1998                  1999
                                               ---------------      ---------------
Net sales                                      $  -                 $    21,591,106

Cost of sales                                                -          (16,519,906)
                                                                    ---------------

Gross profit                                                 -            5,071,200

Selling expenses                                             -              (27,247)

General and administrative expenses                          -             (773,530)
                                               ---------------      ---------------

Operating income                                             -            4,270,423

Other income                                                 -               28,088
                                                                    ---------------

Income before income taxes                                   -            4,298,511

Provision for income taxes (Note 7)                          -             (345,678)
                                               ---------------      ---------------

Net income                                     $             -      $     3,952,833
                                               ===============      ===============


See accompanying summary of accounting policies and notes to consolidated financial statements.

               Advanced Technology International Holdings Limited

             (Formerly known as Modern Frame International Limited)

                Consolidated Statements of Stockholder's Equity

(Expressed in US Dollars)

                                            Common Stock                                     Total
                                  ------------------------------
                                      Number                            Retained         Stockholder's
                                     of Shares         Amount           Earnings            Equity
                                  -------------     ------------     --------------     ---------------
Balance, November 18, 1998                1,000     $      1,000     $            -     $         1,000

Net income                                    -                -                  -                   -
                                  -------------     ------------     --------------     ---------------

Balance, December 31, 1998                1,000            1,000                  -               1,000

Net income                                    -                -          3,952,833           3,952,833

Dividends declared                            -                -           (759,172)           (759,172)
                                  -------------     ------------     --------------     ---------------

Balance, December 31, 1999                1,000     $      1,000     $    3,193,661     $     3,194,661
                                  =============     ============     ==============     ===============

See accompanying summary of accounting policies and notes to consolidated financial statements.

              Advanced Technology International Holdings Limited
            (Formerly known as Modern Frame International Limited)
                     Consolidated Statements of Cash Flows

               Increase/(Decrease) in Cash and Cash Equivalents

(Expressed in US Dollars)

                                                                   From                  Twelve
                                                               inception to           months ended
                                                               December 31,           December 31,
                                                                   1998                   1999
                                                              ---------------         -------------
Cash flows from operating activities
  Net income                                                       $        -           $ 3,952,833
      Adjustments to reconcile net income
      to net cash provided by operating activities
    Depreciation of plant and equipment                                     -               536,865
    Deferred income taxes                                                   -               172,517
    Changes in - net of acquisition
      Accounts receivable                                                   -            (1,378,689)
      Other receivables, deposits and prepayments                           -              (427,706)
      Inventories                                                           -               (71,428)
      Amount due from the stockholder                                       -              (394,441)
      Accounts payable                                                      -               901,152
      Other payables and accrued expenses                                   -                32,236
      Income taxes payable                                                  -               173,161
                                                                   ----------           -----------
Net cash provided by operating activities                                   -             3,496,500
                                                                   ----------           -----------


Cash flows used in investing activities
  Acquisition of plant and equipment                                        -            (1,065,242)
  Bank balance acquired from a related company                              -                14,216
                                                                   ----------           -----------
Net cash used in investing activities                                       -            (1,051,026)
                                                                   ----------           -----------


Cash flows from financing activities
  Issuance of common stock                                              1,000                     -
  Repayment of note payable to the stockholder                              -            (2,332,303)
                                                                   ----------           -----------
Net cash provided by/(used in) financing activities                     1,000            (2,332,303)
                                                                   ----------           -----------


Net increase in cash and cash equivalents                               1,000               113,171

Cash and cash equivalents at beginning of period                            -                 1,000
                                                                   ----------           -----------
Cash and cash equivalents at end of period                         $    1,000           $   114,171
                                                                   ==========           ===========

Supplemental disclosure of cash flow information
  Interest paid during the period                                  $        -           $       527

Supplemental disclosure of non-cash activities
  Acquisition of assets from related companies                     $        -           $ 4,562,372
  Assumption of liabilities from a related company                 $        -           $   953,962

See accompanying summary of accounting policies and notes to consolidated financial statements.

Note 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Advanced Technology International Holdings Limited was incorporated in the British Virgin Islands on November 18, 1998, under the name of Modern Frame International Limited ("the Company"). The name of the Company was changed to Advanced Technology International Holdings Limited on December 23, 1999. The principal activity of the Company is to hold investments in subsidiaries.

On November 18, 1998, the Company acquired a 100% equity interest in a newly incorporated shell company, Ford Reach (H.K.) Limited ("Ford Reach") at a consideration of $129. Ford Reach is a limited liability company incorporated in Hong Kong.

On January 8, 1999, the Company acquired a 100% equity interest in a newly incorporated shell company, Fortune (Conductive Carbon) PCB Factory Company Limited ("Fortune BVI") (formerly known as Goal Best Gold Limited), at a consideration of $100. The name of Goal Best Gold Limited was changed to Fortune (Conductive Carbon) PCB Factory Company Limited on November 2, 1999. Fortune BVI is a limited liability company incorporated in the British Virgin Islands.

Pursuant to a purchase and sale agreement dated January 1, 1999, Ford Reach acquired substantially all the assets and assumed substantially all the liabilities of Fortune (Conductive Carbon) PCB Factory Co., Ltd. ("Fortune HK"), a limited liability company incorporated in Hong Kong, in exchange for a note payable to Mr. Ho Wing Cheong of $1,731,664, which was the aggregate book value of assets acquired less liabilities assumed. Fortune HK is a Hong Kong based company and wholly owned by Mr. Ho Wing Cheong, the director and sole beneficial stockholder of the Company. The Company believed that the $1,731,664 approximated the fair market value of assets acquired less liabilities assumed at January 1, 1999.

Pursuant to a purchase and sale agreement dated January 8, 1999, Fortune BVI acquired certain plant and equipment from Dongguan Fortune Circuit Factory Co., Ltd. ("Dongguan Fortune") in exchange for a note payable to Mr. Ho Wing Cheong of $1,890,962, which was the aggregate book value of these assets as of January 1, 1999. Dongguan Fortune is a People's Republic of China ("PRC") based company in which Mr. Ho Wing Cheong has a controlling interest. Based on the valuation report prepared by Messrs. LCH (Asia Pacific) Surveyors Limited dated May 3, 2000, the Company believed that the $1,890,962 approximated the fair market value of those assets acquired at January 8, 1999.

Both Ford Reach and Fortune BVI are engaged in the manufacture and sale of printed circuit boards for telecommunication systems, scientific calculators and audio visual equipment to companies in Hong Kong. Ford Reach and Fortune BVI commenced operations on January 1, 1999 and January 8, 1999, respectively. On October 1, 1999, Ford Reach transferred all its assets and liabilities to Fortune BVI at their book values and has become dormant since then.

NOTE 2 - SUMMARY OF IMPORTANT ACCOUNTING POLICIES

Basis of Accounting and Principles of Consolidation

The consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States of America and present the financial statements of the Company and its wholly owned subsidiaries, Ford Reach and Fortune BVI. All material intercompany transactions have been eliminated.

Foreign Currency Translation and Transactions

The functional currency of the Company and its subsidiaries is the Hong Kong Dollar (HK$) and the financial records are maintained and the financial statements prepared in HK$. Foreign currency transactions during the period are translated into HK$ at the exchange rates ruling at the transaction dates. Assets and liabilities denominated in foreign currencies at the balance sheet date are translated into HK$ at year end exchange rates. When assets, liabilities and equity denominated in HK$ are translated into United States Dollars, translation adjustments are included as a component of stockholder's equity.

For the purpose of preparing these financial statements, the financial statements in HK$ have been translated into United States Dollars at US$1.00 = HK$7.75.

Revenue Recognition

Revenue from goods sold is recognized when title of goods sold has passed to the buyers, which is at the time of delivery.

Inventories

Inventories are stated at the lower of cost or market. Cost is computed using the first-in-first-out method and includes all costs of purchase, cost of conversion and other costs incurred in bringing the inventories to their present location and condition. Market value is determined by reference to the sales proceeds of items sold in the ordinary course of business after the balance sheet date or to management estimates based on prevailing market conditions.

Cash and Cash Equivalents

Cash and cash equivalents include all highly liquid investments with an original maturity of three months or less.

Accounts Receivable and Concentration of Credit Risk

During the normal course of business, the Company extends unsecured credit to its customers. The collectibility of debts owed by its customers depends substantially on the financial condition and cash flow position of its customers. The Company reviews regularly the credit status of each customer on a case by case basis and the provision for doubtful accounts is recorded based on the management's assessment of the credit status of its customers.

Plant, Equipment and Depreciation

Plant and equipment are stated at cost. Depreciation is computed using the straight-line method to allocate the cost of depreciable assets over the estimated useful lives of the assets as follows:

                                                              Estimated
                                                             useful life
                                                              (in years)
                                                            -------------

Leasehold improvements                                           10
Furniture and fixtures                                            5
Machinery and moulds                                              5
Transportation equipment                                          5
Computer and telephone equipment                                  5

Maintenance, repairs and minor renewals are charged directly to the statement of operations as incurred. Additions and betterments to plant and equipment are capitalized. When assets are disposed of, the related cost and accumulated depreciation thereon are removed from the accounts and any resulting gain or loss is included in the statement of operations.


Long-lived Assets

The Company periodically reviews its long-lived assets for impairment based upon the estimated undiscounted future cash flows expected to result from the use of the assets and their eventual disposition. When events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, the asset is written down to its net realizable value.

Income Taxes

The Company and its subsidiaries account for income taxes using the liability method, which requires an entity to recognize deferred tax liabilities and assets. Deferred income taxes are recognized based on the differences between the tax bases of assets and liabilities and their reported amounts in the financial statements which will result in taxable or deductible amounts in future years. Further, the effects of enacted tax laws or rate changes are included as part of deferred tax expenses or benefits in the year that covers the enactment in the near future date. A valuation allowance will be provided when there is an uncertainty that a deferred tax benefit will be realized.

Fair Values of Financial Instruments

The carrying amounts of certain financial instruments, including cash, accounts receivable and accounts payable approximate their fair values as of December 31, 1999 because of the relatively short-term maturity of these instruments. The fair value of the Company's related party receivables and payables, and note payable to the sole beneficial stockholder cannot be determined due to the nature of the transactions.

Use of Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Among the more significant estimates included in the financial statements are the allowance for doubtful accounts, provision for inventory obsolescence and slow moving items, and deferred income tax liability. Actual results could differ from those estimates.


New Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("SFAS No. 133"), Accounting for Derivative Instruments and Hedging Activities. SFAS No. 133 requires companies to recognize all derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized as income in the period of change. SFAS No. 133 as amended by SFAS No. 137 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000. Based on its current and planned future activities relative to derivative instruments, the Company believes that the adoption of SFAS No. 133 will not have a significant effect on its financial statements.

NOTE 3 - ACCOUNTS RECEIVABLE

                                                                December 31,
                                                                   1999
                                                              ---------------
Accounts receivable                                           $     3,430,252
Less: Allowance for doubtful accounts                                 193,549
                                                              ---------------

                                                              $     3,236,703
                                                              ===============

NOTE 4 - OTHER RECEIVABLES, DEPOSITS AND PREPAYMENTS

                                                                December 31,
                                                                   1999
                                                              ---------------
Staff advances                                                $        77,419
Temporary advance to subcontractor                                    350,880
Other                                                                     646
                                                              ---------------

                                                              $       428,945
                                                              ===============

NOTE 5 - INVENTORIES

                                                                December 31,
                                                                   1999
                                                              ---------------
Raw materials                                                 $       536,549
Work-in-progress                                                       55,104
Finished goods                                                        126,980
                                                              ---------------
                                                                      718,633
Less: Provision for slow-moving goods                                 126,980
                                                              ---------------
                                                              $       591,653
                                                              ===============

NOTE 6 - PLANT AND EQUIPMENT, NET

                                                                December 31,
                                                                   1999
                                                              ---------------
Leasehold improvements                                        $       297,262
Furniture and fixtures                                                155,181
Machinery and moulds                                                2,694,619
Transportation equipment                                               83,115
Computer and telephone equipment                                       17,959
                                                              ---------------
                                                                    3,248,136
Less: Accumulated depreciation                                        536,865
                                                              ---------------
                                                              $     2,711,271
                                                              ===============

NOTE 7 - INCOME TAXES PAYABLE

Tax in the consolidated statement of operations represents:

                                                                      Twelve
                                                                   months ended
                                                                   December 31,
                                                                       1999
                                                                 ---------------
Current income tax - Hong Kong                                   $      173,161
Deferred income tax - Hong Kong                                         172,517
                                                                 ---------------

                                                                 $      345,678
                                                                 ===============

Deferred income taxes represent the tax effect on the excess of depreciation allowances over related depreciation for financial statement purposes.

A reconciliation from the statutory tax rate to the effective tax rate is presented below:

                                                                      Twelve
                                                                   months ended
                                                                   December 31,
                                                                       1999
                                                                 ---------------
                                                                         %
Hong Kong statutory tax rate                                            16
50% reduction for manufacturing operations in PRC                       (8)
                                                                      -------

Effective tax rate                                                       8
                                                                      =======

Under the Hong Kong tax authority's Departmental Interpretation and Practice Notes, a company based in Hong Kong, but with substantially all of its manufacturing operations located in the PRC conducted under a processing agreement with a PRC company, can enjoy profit apportionment under which only 50% of its manufacturing profit is subject to Hong Kong profits tax. All of the Company's manufacturing operations are located in Dongguan, PRC and conducted under a processing agreement with Dongguan Fu Chi Circuit Factory Co. ("Dongguan Fu Chi"), a PRC company. Therefore only 50% of the profits of the Company is subject to Hong Kong profits tax. Such tax concession is granted based on annual application by the Company. The submission of profits tax returns by the Company to the Hong Kong tax authority is not yet due and therefore no application for the grant of the concession has yet been made.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

Lease Commitments

A subsidiary leased general and administrative facilities under an operating lease. Rent expenses paid under this lease for the year ended December 31, 1999 was $6,194. There are no lease commitments outstanding as at December 31, 1999.


NOTE 9 - RELATED PARTY TRANSACTIONS

As described in Note 1, in January 1999, the Company acquired assets and assumed liabilities from companies controlled by Mr. Ho Wing Cheong, the sole beneficial stockholder and director of the Company at an aggregate consideration of $3,622,626 satisfied by a note payable to Mr. Ho of that amount.

As of December 31, 1999, balances with the sole beneficial stockholder consist of the following:

                                                                  December 31,
                                                                      1999
                                                                 --------------
Amount due from the stockholder:
  Mr. Ho Wing Cheong                                             $     394,441
                                                                 ==============


Note payable to the stockholder:
  Mr. Ho Wing Cheong                                             $   1,290,323
                                                                 ==============

The amount due from the stockholder is unsecured, interest-free and has no fixed terms of repayment. The stockholder has no intention to demand repayment within next year.

The note payable to the stockholder which arose from the acquisition of assets and assumption of liabilities from companies controlled by the stockholder as described in Note 1, was recorded at an initial amount of $3,622,626. It was partially repaid during the period. The remaining balance of the note payable is unsecured, interest-free and is not repayable within the next 12 months from the balance sheet date.

NOTE 10 - CONCENTRATION OF CUSTOMER AND VENDORS

During 1999, 47% of revenue of Ford Reach and Fortune BVI is derived from the sale of goods to Yue Fung Development Limited ("YFD").

During 1999, the following vendors accounted for more than 10% of total purchases:

                                                                     Twelve
                                                                  months ended
                                                                  December 31,
                                                                      1999
                                                                 --------------
Vendor A                                                         $   1,273,091
Vendor B                                                             1,288,633
Vendor C                                                             4,590,298
                                                                 ==============

NOTE 11 - ECONOMIC DEPENDENCE

Ford Reach and Fortune BVI's manufacturing operations are supported by a single PRC company, Dongguan Fu Chi. Under a processing agreement with an expiry date of December 31, 2008, Dongguan Fu Chi provides the factory premises, the workers and, in many cases, supplementary materials at a fee. There can be no assurance that Dongguan Fu Chi's premises and workforce are sufficient to handle an increase in production orders should the Company's business expand or that the Company can locate another third party subcontractor who can handle the Company's production on as favorable terms as those existing with Dongguan Fu Chi.


NOTE 12 - SUBSEQUENT EVENT

Subsequent to the balance sheet date, Yue Fung International Group Holding Limited ("YFIGH"), a company incorporated in Bermuda and listed on the Hong Kong Stock Exchange and the holding company of YFD, a major customer of the Company, acquired a 30% equity interest in the Company at a consideration of $7,397,419 (equivalent to HK$57,330,000).

                     Audited Proforma Financial Statements


              ADVANCED TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED
      (Incorporated in the British Virgin Islands with limited liability)
                               31 December 1998

REPORT OF THE AUDITOR

TO THE DIRECTORS OF
ADVANCED TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED
(Incorporated in the British Virgin Islands with limited liability)

I have audited the financial statements on pages 22 to 32 which have been prepared in accordance with accounting principles generally accepted in Hong Kong.

Respective responsibilities of directors and auditors

The Company's directors are responsible for the preparation of financial statement which give a true and fair view. In preparing financial statements which give a true and fair view it is fundamental that appropriate accounting policies are selected and applied consistently. It is my responsibility to form an independent opinion, based on my audit, on those statements together with the notes thereon and to report my opinion to you.

Basis of opinion

I conducted my audit in accordance with Statements of Auditing Standards issued by the Hong Kong Society of Accountants. An audit includes an examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the Company's circumstances, consistently applied and adequately disclosed.

I planned and performed my audit so as to obtain all the information and explanations which I considered necessary in order to provide me with sufficient evidence to give reasonable assurance as to whether the financial statements are free from material misstatement. In forming my opinion I also evaluated the overall adequacy of the presentation of information in the financial statements. I believe that my audit provides a reasonable basis for my opinion.

Opinion

In my opinion the proforma financial statements, prepared on the basis set out in note 2, give a true and fair view, in all material respects, of the state of affairs of the Company and of the Group as at 31 December 1998 and of its profit and cash flows of the Group for the period from 1 April 1998 to 31 December 1998 and have been properly prepared in accordance with the disclosure requirements of the Hong Kong Companies Ordinance.



/s/ Wong Hei Chiu

Wong Hei Chiu
Certified Public Accountant
Hong Kong

31 March 2000

              ADVANCED TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

CONTENTS

                                                                 Pages
Report of the Auditor                                              20

AUDITED PROFORMA FINANCIAL STATEMENTS

Combined:

     Balance sheet                                                 22

     Statements of operations                                      23

     Statements of cash flow                                       24

Company:

     Balance Sheet                                                 25

     Notes to financial statements                                 27

ADVANCED TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

PROFORMA COMBINED BALANCE SHEET

31 December 1998

                                                                                 Notes                   US$
ASSETS

Current assets
Cash and bank balances                                                                                14,333
Inventories                                                                        10                520,225
Accounts receivable                                                                                1,858,014
Prepayments, deposits and other receivables                                                            1,238
                                                                                               -------------

Total current assets                                                                               2,393,810
                                                                                               -------------

Plant and equipment, net                                                            9                291,933
                                                                                               -------------

Total assets                                                                                       2,685,743
                                                                                               =============


LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities
Accounts payable                                                                                     933,893
Accrued and other payables                                                                            20,069
Due to a director                                                                  11                523,679
Due to a related company                                                           12                424,319
Income taxes payable                                                                6                105,435
                                                                                               -------------

Total current liabilities                                                                          2,007,396
                                                                                               -------------

Stockholder's equity
Common stock                                                                       13                  1,000
Contributed surplus                                                                                  129,032
Retained profits                                                                                     548,315
                                                                                               -------------

Total stockholder's equity                                                                           678,347

Total liabilities and stockholder's equity                                                         2,685,743
                                                                                               =============

ADVANCED TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

PROFORMA COMBINED STATEMENTS OF OPERATIONS

Period from 1 April 1998 to 31 December 1998

                                                                                 Notes                   US$
Net sales                                                                          3               5,796,930

Cost of sales                                                                                     (4,609,210)
                                                                                               -------------

Gross profit                                                                                       1,187,720

General and administrative expenses                                                                 (540,302)
                                                                                               -------------

Operating income                                                                                     647,418

Other income                                                                                           5,472
                                                                                               -------------

Income before income taxes                                                         4                 652,890

Provision for income taxes                                                         6                 (96,774)
                                                                                               -------------

Net income                                                                                           556,116
                                                                                               =============

ADVANCED TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

PROFORMA COMBINED CASH FLOW STATEMENT

Period from 1 April 1998 to 31 December 1998

                                                                                 Notes                   US$
NET CASH INFLOW FROM OPERATING ACTIVITIES                                          14                 86,158

RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
 Dividend Paid                                                                                       (62,978)
                                                                                               -------------
Net cash (outflow) from returns on investments and servicing of finance                              (62,978)
                                                                                               -------------

INVESTING ACTIVITIES
 Purchases of fixed assets                                                          9                (37,313)
                                                                                               -------------
Net cash (outflow) from investing activities                                                         (37,313)
                                                                                               -------------

NET CASH (OUTFLOW) BEFORE FINANCING ACTIVITIES                                                       (14,133)

FINANCING ACTIVITIES
 Proceeds from issue of share capital                                                                  1,000
                                                                                               -------------
Net cash inflow from financing activities                                                              1,000
                                                                                               -------------

INCREASE IN CASH AND CASH EQUIVALENTS                                                                (13,133)

Cash and cash equivalents at beginning of period                                                      27,466
                                                                                               -------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                            14,333
                                                                                               =============

ANALYSIS OF BALANCES OF CASH AND CASH EQUIVALENTS
  Cash and bank balances                                                                              14,333
                                                                                               =============

ADVANCED TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

BALANCE SHEET

31 December 1998

                                                           Notes           US$
ASSETS

Current assets
Prepayments, deposits and other receivables                               1,000
                                                                ---------------

                                                                          1,000
                                                                ===============


LIABILITIES AND STOCKHOLDER'S EQUITY

Stockholder's equity
Common stock                                               13             1,000
                                                                ---------------

                                                                          1,000
                                                                ===============

Advanced Technology International Holdings Limited
Reconciliation of net assets and results
31 December 1998

Net Assets Reconciliation
-------------------------

Reconciliation of net assets of Advanced Technology International Holdings Limited between Hong Kong Generally Accepted Accounting Principles (HKGAAP) and United States of America Generally Accepted Accounting Principles ("USGAAP") as at 31 December.



                                                                         As at
                                                              31 December 1998
                                                                           US$

Net assets per audited accounts                                        678,347
  in accordance with HKGAAP

USGAAP adjustment                                                            -

                                                               ---------------
Adjusted net assets balance under USGAAP                               678,347
                                                               ---------------




Net Results Reconciliation
--------------------------

Reconciliation of net results of Advanced Technology International Holdings Limited between Hong Kong Generally Accepted Accounting Principles (HKGAAP) and United States of America Generally Accepted Accounting Principles ("USGAAP") for the period from April 1, 1998 to December 31, 1998.


                                                             For 9 months ended
                                                               31 December 1998
                                                                            US$


Net results per audited accounts                                        556,116
  in accordance with HKGAAP

USGAAP adjustment                                                             -

                                                                ---------------
Adjusted net assets balance under USGAAP                                556,116
                                                               ----------------

               ADVANCED TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

NOTES TO FINANCIAL STATEMENTS

31 December 1998


1.   GROUP REORGANIZATION

     The Company was incorporated in the British Virgin Islands with limited liability under the Companies Act 1981 on 18 November 1999. Pursuant to a reorganisation scheme to rationalise the structure of the Group, the Company became the holding company of the companies, Ford Reach (HK)Limited ("Ford") and Gold Best Goal Limited, which are now comprised the Group. This was accomplished by Ford acquiring the entire business, including assets and liabilities of Fortune (Conductive Carbon) PCB Factory Company Limited ("Fortune") on 1 January 1999.

2.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of accounting
     -------------------

     These proforma financial statements have been prepared in accordance with Hong Kong Statements of Standard Accounting Practice, accounting principles generally accepted in Hong Kong and the disclosure requirements of the Hong Kong Companies Ordinance.

     Basis of presentation and consolidation
     ---------------------------------------

     The proforma combined financial statements have been prepared using the merger basis of accounting as a result of a Group reorganization completed. Under this basis, the Company has been treated as the holding company of Fortune for the financial year presented rather than from the date of their acquisition. Accordingly, the proforma combined results of the Group for the year ended 31 December 1998 include the results of the Company and Fortune with effect from 1 January 1998. No comparative proforma combined balance sheet as at 31 December 1997 has been prepared by the Company.

     In the opinion of the directors, the proforma combined financial statements prepared on the above basis present more fairly the results and the state of affairs of the Group as a whole.

     All significant intercompany transactions and balances within the Group have been eliminated on combination.

     Revenue recognition
     -------------------

     Revenue is recognised when it is probable that the economic benefits will flow to the Group and when the revenue can be measured reliably, on the following bases:

     - on the sale of goods, when the significant risks and rewards of ownership have been transferred to the buyer, provided that the Group maintains neither managerial involvement to the degree usually associated with ownership, nor effective control over the goods sold; and

     -  interest, on a time proportion basis.

2. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Fixed assets and depreciation
     -----------------------------

     Fixed assets are stated at cost less accumulated depreciation.

     The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its working condition and location for its intended use. Expenditure incurred after the fixed assets have been put into operations, such as repairs and maintenance, is normally charged to the profit and loss account in the period in which it is incurred. In situations where it can be clearly demonstrated that the expenditure has resulted in an increase in the future economic benefits expected to be obtained from the use of the fixed asset, the expenditure is capitalised as an addition cost of the fixed asset.

     Depreciation is provided on the straight-line basis to write off the cost of each asset over the estimated useful lives at the rates of 10% - 30% per annum. Leasehold improvement is charged on straight-line basis over 10 years.

     The gain or loss on disposal or retirement of a fixed asset recognised in the profit and loss account in the difference between the sales proceeds and the carrying amount of the relevant asset.

     Inventories
     -----------

     Inventories are stated at the lower of cost and net realisable value. Cost is determined on the weighted average cost basis and, in the case of work in progress and finished goods, comprises direct materials, direct labour and an appropriate proportion of manufacturing overheads. Net realisable value is based on estimated selling price less any further costs expected to be incurred on disposal.

     Foreign currencies
     ------------------

     All the books and records of the Company are maintained in Hong Kong dollars. Foreign currency transactions are recorded at the approximate rates of exchange ruling at the transaction dates. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange ruling at that date. Exchange differences are dealt with in the profit and loss account.

     Deferred taxation
     -----------------

     Deferred taxation is provided, using the liability method, on all significant timing differences in the recognition of revenue and expenses for tax and for financial reporting purposes, to the extent it is probable that the liability will crystallise in the foreseeable future. A deferred tax asset is not recognised unless its realisation is assured beyond reasonable doubt.

     Operating leases
     ----------------

     Leases where substantially all the rewards and risks of ownership of assets remain with the leasing company are accounted for as operating leases. Rentals applicable to such operating leases are charged to the profit and loss account on the straight-line over the lease terms.

3.   TURNOVER

     Turnover represents invoiced value of goods sold, net of trade discounts and returns.

ADVANCED TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

NOTES TO FINANCIAL STATEMENTS

31 December 1998

4.  PROFIT BEFORE TAXATION

    The Group's profit before taxation is arrived at after charging:

                                                                     HK$

    Depreciation                                                 413,169
    Operating lease rentals in respect of land and buildings      48,000
    Auditor's remuneration                                        45,000
                                                                 =======

5.  DIRECTORS' REMUNERATION

                                                                    Group
                                                                      HK$

         Fees                                                     746,989
         Other emoluments                                               -
                                                                  -------

                                                                  746,989
                                                                  =======

6.  TAXATION
                                                                    Group
                                                                      HK$
         Current year provision:
              Hong Kong                                                 -
              Overseas                                            750,000
         Deferred taxation                                         67,122
                                                                  -------

                                                                  817,122
                                                                  =======

    Hong Kong profits tax has not been provided as the Group did not generate any assessable profit attributable to its operation in Hong Kong during the period from 1 April 1998 to 31 December 1998. Taxes on profits assessable elsewhere have been calculated at the rates of taxation prevailing in the countries in which the Group operates.

    Movements on the provision for deferred taxation liability are as follows:

                                                                   Group
                                                                     HK$
    At beginning of period                                        67,122
    Charge for the period                                              -
                                                                 -------
    At balance sheet date                                         67,122
                                                                  ======

    The Group did not have any significant unprovided deferred taxation in the relevant period.

ADVANCED TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

NOTES TO FINANCIAL STATEMENTS

31 December 1998


7.  DIVIDEND

                                                           Group
                                                            HK$
    Final dividends of HK$488.081
        (1997: Nil) per ordinary share                   488,081
                                                         =======


8.   NET PROFIT ATTRIBUTABLE TO SHAREHOLDERS

     The net profit attributable to shareholders dealt with in the financial statements of the Company is HK$4,249,391.

9.   FIXED ASSETS
     Group

                                   Leasehold            Plant           Computer       Furniture           Total
                                Improvements        Machinery                and             and
                                                                       Telephone        Fixtures
                                         HK$              HK$                HK$             HK$             HK$
     Cost:
     At beginning of                  78,030        3,792,920             72,820          57,666       4,001,436
     period
     Additions                        50,233          221,540              6,900          10,500         289,173
                               ----------------    -------------     --------------    ------------    ---------
     At 31 December 1998             128,263        4,014,460             79,720          68,166       4,290,609
                               ----------------    -------------     --------------    ------------    ---------

     Accumulated
     depreciation:
     At beginning of                  21,057        1,536,040             35,421          22,443       1,614,961
     period
     Provided for the                 10,875          383,273             12,303           6,718         413,169
     period
                            ----------------    -------------     --------------    ------------    ------------
     At 31 December 1998              31,932        1,919,313             47,724          29,161       2,028,130
                            ----------------    -------------     --------------    ------------    ------------


     Net book value:
     At 31 December 1998              96,331        2,095,147             31,996          39,005       2,262,479
                            ================    =============     ==============    ============    ============

10.  INVENTORIES
                                                                                           Group
                                                                                             HK$

     Raw materials                                                                     3,257,543
     Work in progress                                                                    222,574
     Finished goods                                                                      551,627
                                                                                       ---------
                                                                                       4,031,744
                                                                                       =========

ADVANCED TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

NOTES TO FINANCIAL STATEMENTS

31 December 1998


11.  DUE TO A DIRECTOR

     The amount due to a director is unsecured, interest-free and repayable on demand.


12.  DUE TO A RELATED COMPANY

     The amount due to a related company is unsecured, interest-free and repayable on demand.


13.  SHARE CAPITAL

                                                                      HK$

     Authorized, issued and fully paid:
        1,000 ordinary shares of US $1                              7,800
                                                                    =====

14.  NOTES TO PROFORMA COMBINED CASH FLOW STATEMENT

     Reconciliation of profit before taxation to net cash inflow from operation activities

                                                                      HK$

     Profit before taxation                                     5,059,895
     Depreciation                                                 413,169
     (Increase) in inventories                                 (4,031,744)
     Decrease in accounts receivable                            4,281,410
     Increase in accounts payable                               2,382,767
     (Decrease) in other payables                              (7,915,997)
     Increase in amount due to related companies                3,288,475
     Decrease in amount due to a director                      (2,810,295)
                                                            --------------
     Net cash inflow from operating activities                    667,680
                                                            ==============

15.  COMMITMENTS
                                                         Group
                                                           HK$
     Commitments payable in the following year
      under operating leases in respect of
      land and buildings expiring:
       Within one year                                  48,000
       In the second to fifth years, inclusive          36,000
                                                        ------
                                                        84,000
                                                        ======

ADVANCED TECHNOLOGY INTERNATIONAL HOLDINGS LIMITED

NOTES TO FINANCIAL STATEMENTS

31 December 1998


16.  APPROVAL OF THE FINANCIAL STATEMENTS

     The financial statements were approved by the board of directors on 31 March 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SCORE ONE, INC.





Date: June 21, 2000                By:   /s/ Wing Cheong Ho
                                       ----------------------------
                                        Wing Cheong Ho, President